E-mail sent 1/30/08 to financial advisers

Subject: Gateway Fund Adjusts Hedge: An Update
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As we indicated on January 22, 2008, the rapid increase in market volatility presented us with an opportunity to adjust the hedging positions in the Gateway Fund to mitigate the impact of the sudden market decline. Since the intraday lows of last week, the market has experienced a measured rally accompanied by a decline in the price of volatility. With the cost of put option protection becoming more attractive, we increased the Gateway Fund’s position in put options today.

As of the market close today, the Fund was fully hedged with index call options at an average strike price more than 2.5% out-of-the-money. The Fund was hedged between 80% and 95% with index put options, with average strike prices between 5% and 7.5% out-of-the-money.

The hedging position information on our website, which is regularly updated weekly, has been updated to reflect the changes described above – see http://www.gia.com/managementviews/ind/PortStat.htm

As we have stated in the past, our focus on managing risk only rarely offers an opportunity to take profits in put options. We remain firmly committed to vigilant risk management in the Gateway Fund, as we have been over the last 20 years.

J. Patrick Rogers, CFA
Paul R. Stewart, CFA
Co-Portfolio Managers